EXHIBIT 99.1

          EBITDA represents net income before interest, taxes, depreciation and amortization.  EBITDA is presented here because NV Energy, Inc. (the “Company”) considers it a supplemental measure of its performance and believes debt-holders frequently use EBITDA to analyze operating performance and debt service capacity.  EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our operating results as reported under GAAP.  Some of these limitations are:

•	EBITDA does not reflect cash expenditures, or future requirements for capital expenditures, or contractual commitments;

•	EBITDA does not reflect changes in, or cash requirements for, working capital needs;

•	EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debts;

•
Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; and

•	Other companies in this industry may calculate EBITDA differently than we do, which will limit its usefulness as a comparative measure.

Because of these limitations, the Company’s management relies primarily on our GAAP results as a measure of the Company’s performance and uses EBITDA on a supplemental basis.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)

NV Energy, Inc.

EBITDA
	Six Months ended June 30,				Year ended December 31,						LTM June 30,
	2009		2008		2008		2007		2006		2009
Net Income (Loss)	$(3,861)		$60,192		$208,887		$197,295		$277,451		$144,834

Interest charges (including AFUDC(1))	166,192		135,804		300,857		279,788		311,088		331,245
Income taxes (benefit)	(1,821)		33,735		95,354		87,555		145,605		59,798
Depreciation and amortization	158,371		126,411		260,608		235,532		228,875		292,568

EBITDA	$318,881		$356,142		$865,706		$800,170		$963,019		$828,445

EBITDA/Interest Charges	1.92	x	2.62	x	2.88	x	2.86	x	3.10	x	2.50	x
Debt/EBITDA	17.50	x	12.53	x	6.09	x	5.31	x	4.16	x	6.74	x

NV Energy, Inc.

Interest charges (including AFUDC(1))	$166,192		$135,804		$300,857		$279,788		$311,088		$331,245

Long-Term debt	$5,571,799		$4,451,781		$5,266,982		$4,137,864		$4,001,542		$5,571,799
Current maturities of long term debt	9,085		10,298		9,291		110,285		8,348		9,085
Total Debt	$5,580,884		$4,462,079		$5,276,273		$4,248,149		$4,009,890		$5,580,884

Nevada Power Company

EBITDA
	Six Months ended June 30,				Year ended December 31,						LTM June 30,
	2009		2008		2008		2007		2006		2009
Net Income (Loss)	$(22,650)		$41,146		$151,431		$165,694		$224,540		$87,635

Interest charges (including AFUDC(1))	112,180		82,461		186,822		174,667		176,612		216,541
Income taxes (benefit)	(10,969)		22,519		71,382		78,352		117,510		37,894
Depreciation and amortization	105,873		82,953		171,080		152,139		141,585		194,000

EBITDA	$184,434		$229,079		$580,715		$570,852		$660,247		$536,070

EBITDA/Interest Charges	1.64	x	2.78	x	3.11	x	3.27	x	3.74	x	2.48	x
Debt/EBITDA	20.18	x	11.67	x	5.84	x	4.44	x	3.61	x	6.94	x

Nevada Power Company

Interest charges (including AFUDC(1))	$112,180		$82,461		$186,822		$174,667		$176,612		$216,541

Long-Term debt	$3,712,016		$2,664,929		$3,385,106		$2,528,141		$2,380,139		$3,712,016
Current maturities of long term debt	9,085		8,636		8,691		8,642		5,948		9,085
Total Debt	$3,721,101		$2,673,565		$3,393,797		$2,536,783		$2,386,087		$3,721,101

Sierra Pacific Power Company

EBITDA
	Six Months ended June 30,				Year ended December 31,						LTM June 30,
	2009		2008		2008		2007		2006		2009
Net Income	$33,940		$35,133		$90,582		$65,667		$57,709		$89,389

Interest charges (including AFUDC(1))	34,686		32,466		72,712		60,735		71,506		74,932
Income taxes	15,255		18,138		37,603		26,009		27,829		34,720
Depreciation and amortization	52,498		43,458		89,528		83,393		87,279		98,568

EBITDA	$136,379		$129,195		$290,425		$235,804		$244,323		$297,609

EBITDA/Interest Charges	3.93	x	3.98	x	3.99	x	3.88	x	3.42	x	3.97	x
Debt/EBITDA	10.07	x	9.78	x	4.81	x	5.03	x	4.39	x	4.62	x

Sierra Pacific Power Company

Interest charges (including AFUDC(1))	$34,686		$32,466		$72,712		$60,735		$71,506		$74,932

Long-Term debt	$1,373,992		$1,261,788		$1,395,987		$1,084,550		$1,070,858		$1,373,992
Current maturities of long term debt	-		1,662		600		101,643		2,400		-
Total Debt	$1,373,992		$1,263,450		$1,396,587		$1,186,193		$1,073,258		$1,373,992

(1) Allowance for Funds Used During Construction or Allowance for Borrowed Funds Used During Construction.